Exhibit 99.1

Applied DNA Reports First Quarter Fiscal 2025

Financial Results and Highlights Operational Progress

- Announces Exit of DNA Tagging and Security Products and Services Business Segment -

- Workforce Reduction of 20% of Headcount Implemented in January -

- GMP Site 1 Facility Complete and Certified for Commercial Operation in January -

- Webcast and Conference Call Scheduled for today at 4:30 PM ET -

STONY BROOK, N.Y. – February 13, 2025 - Applied DNA Sciences, Inc. (NASDAQ: APDN) (“Applied DNA” or the “Company”), a leader in PCR-based DNA technologies, today reported financial results for its first quarter of fiscal 2025 ended December 31, 2024. The Company’s Form 10-Q, once filed, can be viewed on the SEC Filings page of its Investor Relations website.

Recent Corporate and Operational Updates:

Corporate:

•	In December 2024, the Company announced a strategic restructuring of its business operations, including the potential divestiture of its DNA Tagging and Security Products and Services (“DNA Tagging”) business segment.

•	Today, the Company announced its exit from its DNA Tagging business segment and completion of a workforce reduction of approximately 20% of its total headcount related primarily to employees within its DNA Tagging segment. The workforce reduction will result in an approximate 13% reduction in annual payroll costs, offset by one-time separation costs totaling approximately $300,000, which are expected to be recorded in the quarter ending March 31, 2025. The Company will continue to service certain of its existing DNA Tagging customer contracts.

LineaRx (Therapeutic DNA Production and Services subsidiary)

•	The buildout of the Company’s initial GMP facility located in Stony Brook, New York (“Site 1”), was completed on January 31, 2025, and certified for commercial operation with ISO 7-compliant with ISO 5-compliant workspaces. As currently configured, Site 1 enables the enzymatic manufacture of Linea DNA™ IVT templates used in the production of mRNA clinical trial materials:

o	The initial projected manufacturing capacity of Site 1 is approximately ten grams per annum, which supports potential annual revenues in the range of $10 million to $30 million, depending on product mix[1].

o	Site 1 gives the Company the new ability to service clients across all customer product stages with relevant grades of DNA: RUO for research and development; GLP for discovery and early pre-clinical studies; GMP for late pre-clinical studies and clinical phases.

•	The Company is in the late stage of process development with a U.S.-based therapeutics developer. If development is completed successfully, the Company anticipates its receipt of a first GMP order for IVT templates in the quarter ending June 30, 2025.

•	The Company’s Linea DNA platform secured its first-in-human clinical validation with Linea DNA used as a critical component in the manufacture of a CAR-T therapy under a Czech Republic State Institute for Drug Control-approved Phase I clinical trial sponsored by the Institute of Hematology and Blood Transfusion (UHKT). The trial represents the first instance of regulatory consent of Linea DNA’s use in a clinical setting and demonstrates Linea DNA’s ability to empower faster manufacturing timelines than conventional plasmid DNA-based therapy development.

Applied DNA Clinical Labs (MDx Testing Services subsidiary)

•	Completed certifications necessary to expand the TR8™ PGx testing service to all 50 U.S. States that recognize New York’s CLEP/CLIA certification for genetic testing. Samples collected from outside of New York State will be tested at Applied DNA’s diagnostic laboratory in Stony Brook.

Management Commentary

“Our first quarter performance reflects the implementation of a strategic restructuring to support our growth through our synthetic DNA manufacturing strategy,” stated Dr. James A. Hayward, Chairman and CEO of Applied. DNA. “We are taking difficult but necessary steps to optimize our corporate structure to lower our cash burn rate and stabilize our financial position to ensure our ability to execute against near-term operational goals.”

“As we move through fiscal 2025, we are focused on commercializing the DNA production capacity of our recently certified GMP Site 1 facility,” concluded Dr. Hayward. “We are preparing for initial orders of clinical grade materials, the acquisition of which we believe will validate the economics of our proprietary low-CAPEX approach to enzymatic DNA production in front of an industry that is actively seeking cell-free, synthetic alternatives to traditional pDNA production processes. We believe our capacity for the GMP production of DNA in an economical, fast, and scalable manner to advance the rapid development of genetic medicines is a unique competitive advantage in the marketplace and is the lynchpin to our future success.”

1 Based on internal Company data and modeling.

First Quarter Fiscal 2025 Financial Highlights

•	Total revenues: $1.2 million, an increase of 34% compared to $891 thousand for the first quarter of fiscal 2024.

•	Operating loss: $3.0 million, compared to an operating loss of $3.8 million for the first quarter of fiscal 2024.

•	Net loss: $2.7 million, compared to a net loss of $1.1 million for the first quarter of fiscal 2024.

•	Adjusted EBITDA: improved to negative $2.9 million, compared to negative $3.2 million for the first quarter of fiscal 2024.

•	Cash and cash equivalents as of December 31, 2024: $9.3 million, which includes $5.7 million of net proceeds (after deducting placement agent fees and other offering expenses) from the registered direct offering that closed on October 31, 2024.

February 13 Investor Update Conference Call Information

The Company will hold a conference call and webcast to update investors on its restructuring and GMP roadmap on February 13, 2025, at 4:30 PM ET. To participate in the conference call, please follow the instructions below. While every attempt will be made to answer investors’ questions on the Q&A portion of the call, not all questions may be answered.

To participate, please ask to be joined to the ‘Applied DNA Sciences’ call:

•	Domestic callers (toll free): 844-887-9402

•	International callers: 412-317-6798

•	Canadian callers (toll free): 866-605-3852

•	Live and replay of webcast: link

Telephonic replay (available 1 hour following the conclusion of the live call through February 20, 2025):

•	Domestic callers (toll free): 1-877-344-7529

•	Canadian callers (toll free): 1-855-669-9658

•	Participant Passcode: 7896562

An accompanying slide presentation that will be embedded in the webcast can be accessed under ‘News & Events’ tab and ‘Company Events’ section of the Applied DNA investor relations website at https://investors.adnas.com/

Information about Non-GAAP Financial Measures

As used herein, “GAAP” refers to accounting principles generally accepted in the United States of America. To supplement our condensed consolidated financial statements prepared and presented in accordance with GAAP, this earnings release includes Adjusted EBITDA, which is a non-GAAP financial measure as defined in Rule 101 of Regulation G promulgated by the Securities and Exchange Commission. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information presented in accordance with GAAP. We use this non-GAAP financial measure for internal financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons of the performance and results of operations of our core businesses. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the performance of our businesses by excluding non-cash expenses that may not be indicative of our recurring operating results. We believe this non-GAAP financial measure is useful to investors as they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making.

“EBITDA”- is defined as earnings (loss) before interest expense, income tax expense and depreciation and amortization expense.

“Adjusted EBITDA”- is defined as EBITDA adjusted to exclude (i) stock-based compensation and (ii) other non-cash expenses.

About the Linea DNA™ and Linea™ IVT Platforms

The Linea DNA platform is an entirely cell-free DNA production platform founded on Applied DNA's long-standing expertise in the large-scale enzymatic production of DNA. Capable of producing DNA in quantities ranging from milligrams to grams, the Linea DNA platform can produce high-fidelity DNA constructs ranging from 100bp to 20kb in size. The DNA produced via the Linea DNA platform is free of the adventitious DNA sequences found in other sources of DNA, is rapidly scalable, and provides for simple chemical modification of DNA constructs. The Linea IVT platform combines DNA IVT templates manufacturing via the Linea DNA platform with a proprietary Linea™ RNAP to enable mRNA and sa-mRNA manufacturers to produce what Applied DNA believes to be better mRNA faster, with advantages over conventional mRNA production, including: 1) the elimination of plasmid DNA as a starting material; 2) the prevention or reduction of double-stranded DNA (dsRNA) contamination; and 3) simplified mRNA production workflows.

About Applied DNA Sciences

Applied DNA Sciences is a biotechnology company developing technologies to produce and detect deoxyribonucleic acid (“DNA”). Using the polymerase chain reaction (“PCR”) to enable both the production and detection of DNA, as of February 13, 2025, we operate in two primary business markets: (i) the enzymatic manufacture of synthetic DNA for use in the production of nucleic acid-based therapeutics and the development and sale of a proprietary RNA polymerase (“RNAP”) for use in the production of mRNA therapeutics; and (ii) the detection of DNA and RNA in molecular diagnostics and genetic testing services.

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Forward-Looking Statements

The statements made by Applied DNA in this press release may be “forward-looking” in nature within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe Applied DNA’s future plans, projections, strategies, and expectations, and are based on assumptions and involve a number of risks and uncertainties, many of which are beyond the control of Applied DNA. These forward-looking statements are based largely on the Company's expectations and projections about future events and future trends affecting our business and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements, including statements regarding its belief that restructuring will position the company for future growth potential, its goal to position the company for long term-growth and value creation and the potential to achieve that goal, the future success of its Linea DNA and Linea IVT platforms and future reductions in operating expenses. Actual results could differ materially from those projected due to its history of net losses, limited financial resources, unknown future demand for its biotherapeutics products and services, the unknown amount of revenues and profits that will result from our Linea IVT and or Linea DNA platforms, the fact that there has never been, clinical trial material and/or commercial drug product produced utilizing the LineaDNA and/or Linea IVT platforms, the unknown amount of revenues and profits that will result from its TR8 PGx testing service, as well as various other factors detailed from time to time in Applied DNA’s SEC reports and filings, including its Annual Report on Form 10-K filed on December 17, 2024, and other reports it files with the SEC, which are available at www.sec.gov. Applied DNA undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date hereof or to reflect the occurrence of unanticipated events, unless otherwise required by law.

Investor Relations contact: Sanjay M. Hurry, 917-733-5573, sanjay.hurry@adnas.com

Web: www.adnas.com

X: @APDN

- Financial Tables Follow -

APPLIED DNA SCIENCES, INC.

CONSOLIDATED BALANCE SHEETS

	December 31,	September 30,
	2024	2024
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$9,294,365	$6,431,095
Accounts receivable, net of allowance for credit losses of $82,723 and $75,000 at December 31, 2024, and September 30, 2024, respectively	911,502	362,013
Inventories	468,580	438,592
Prepaid expenses and other current assets	601,508	815,970
Total current assets	11,275,955	8,047,670

Property and equipment, net	638,483	553,233
Other assets:
Restricted cash	750,000	750,000
Intangible assets	2,698,975	2,698,975
Operating right of use asset	607,288	739,162
Total assets	$15,970,701	$12,789,040

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$1,610,972	$1,793,427
Operating lease liability, current	558,426	545,912
Deferred revenue	217,215	58,785
Total current liabilities	2,386,613	2,398,124

Long term accrued liabilities	31,467	31,467
Deferred revenue, long term	194,000	194,000
Operating lease liability, long term	48,861	193,249
Deferred tax liability, net	684,115	684,115
Warrants classified as a liability	76,000	320,000
Total liabilities	3,421,056	3,820,955

Commitments and contingencies (Note G)

Applied DNA Sciences, Inc. stockholders’ equity:
Preferred stock, par value $0.001 per share; 10,000,000 shares authorized; -0- shares issued and outstanding as of December 31, 2024, and September 30, 2024	—	—
Series A Preferred stock, par value $0.001 per share; 10,000,000 shares authorized; -0- issued and outstanding as of December 31, 2024, and September 30, 2024	—	—
Series B Preferred stock, par value $0.001 per share; 10,000,000 shares authorized; -0- issued and outstanding as of December 31, 2024, and September 30, 2024	—	—

Common stock, par value $0.001 per share; 200,000,000 shares authorized as of December 31, 2024 and September 30, 2024, 54,111,523 and 10,311,885 shares issued and outstanding as of December 31, 2024 and September 30, 2024, respectively	54,114	10,314
Additional paid in capital	339,918,754	318,805,058
Accumulated deficit	(327,219,390)	(309,672,755)
Applied DNA Sciences, Inc. stockholders’ equity	12,753,478	9,142,617
Noncontrolling interest	(203,833)	(174,532)
Total equity	12,549,645	8,968,085

Total liabilities and equity	$15,970,701	$12,789,040

APPLIED DNA SCIENCES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended December 31,
	2024	2023
Revenues
Product revenues	$495,847	$307,317
Service revenues	374,444	247,147
Clinical laboratory service revenues	326,326	336,700
Total revenues	1,196,617	891,164

Cost of product revenues	264,052	282,545
Cost of clinical laboratory service revenues	248,458	377,522
Total cost of revenues	512,510	660,067

Gross profit	684,107	231,097

Operating expenses:
Selling, general and administrative	2,633,098	3,084,348
Research and development	1,015,010	935,815
Total operating expenses	3,648,108	4,020,163

LOSS FROM OPERATIONS	(2,964,001)	(3,789,066)

Interest income	71,440	33,323
Unrealized gain on change in fair value of warrants classified as a liability	244,000	2,639,000
Other expense, net	(20,152)	(13,538)

Loss before provision for income taxes	(2,668,713)	(1,130,281)

Provision for income taxes	—	—

NET LOSS	$(2,668,713)	$(1,130,281)

Less: Net loss attributable to noncontrolling interest	29,301	25,181
NET LOSS attributable to Applied DNA Sciences, Inc.	$(2,639,412)	$(1,105,100)
Deemed dividend related to warrant modifications	(14,907,223)	(77,757)
NET LOSS attributable to common stockholders	$(17,456,635)	$(1,182,857)
Net loss per share attributable to common stockholders-basic and diluted	$(0.56)	$(1.73)

Weighted average shares outstanding- basic and diluted	31,518,861	683,672

APPLIED DNA SCIENCES, INC.

CALCULATION AND RECONCILIATION OF ADJUSTED EBITDA

(unaudited)

	Three Month Period Ended December 31,
	2024	2023
Net loss	$(2,688,713)	$(1,130,281)
Interest income	(71,440)	(33,323,)
Depreciation and amortization	58,580	298,951
Provision for bad debt	7,723	-
Stock based compensation expense	28,973	340,705
Unrealized gain on change in fair value of warrants classified as a liability	(244,000)	(2,639,000)
Total non-cash items	(220,164)	127,062
Consolidated Adjusted EBITDA (loss)	$(2,888,877)	$(3,162,948)

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